Diodes Incorporated (DIOD) Plano, TX, USA Third Quarter 2025 Financial Results November 6, 2025 Exhibit 99.2

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the fourth quarter of 2025, we expect revenue to be approximately $380 million plus or minus 3 percent; we expect GAAP gross margin to be 31.0 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 27.0 percent of revenue, plus or minus 1 percent; we expect non-GAAP net interest income to be approximately $1.0 million; we expect our income tax rate to be 18.5 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the fourth quarter are anticipated to be approximately 46.4 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on November 6, 2025, titled, “Diodes Incorporated Reports Third Quarter Fiscal 2025 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers analog and discrete power solutions through its high-quality semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets. 66 Years in business 33 Consecutive years of profitability ~8400 Number of employees 1.31Bn Annual Revenue >39Bn >28K Number of products (SKU) shipped >50K Number of customers 42% of product revenue from automotive/industrial Stock Symbol Number of units shipped DIOD FY 2024

Longer Term $B Corporate Objectives Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT - 2010 - 2017 Next Target: $1B Gross Profit Gross Margin: 40% Revenue: $2.5B

Targeted Market Segment Goal Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems, precision controls, medical, clean energy, machine to machine, robotics, motor controls, and AIoT Consumer IoT: wearables, home automation, home appliances, smart infrastructure, and charging solutions Communications Smart phones, 5G networks, and enterprise networking Computing Cloud computing: server, AI server, storage, data centers, and edge AI ~60% of revenue ~40% of revenue (59% for Q3 2025) (41% for Q3 2025)

Profitability Growth Track Record of Continued Outperformance Annual Revenue Gross Profit ($ in millions) ($ in millions) CAGR: 10% (2005 – 2024) CAGR: 10% (2005 - 2024) * Revenue/Gross Margin for 2025 are based on Q1-Q3 results and Q4 guidance provided on November 6, 2025 +12%

3Q FY25 Highlights 3Q revenue exceeded expectations and grew 7% sequentially and 12% year-over-year Strong balance sheet with $392 million in cash and cash equivalents*; $58 million in total debt * Cash and cash equivalents, restricted cash, and short-term investments Free cash flow per share was $1.35 for 3Q and $4.02 for the trailing twelve months Point of sales (POS) increased the strongest in Asia followed by North America Guiding 4Q above seasonality, the 5th consecutive quarter of YoY growth resulting in +12% for the full year

3Q FY25 Performance * Cash and cash equivalents, restricted cash, and short-term investments $392.2M +7.1% Q-Q Revenue $120.5M 30.7% -80 bps Q-Q GAAP Gross Margin $0.37 +15.6% Q-Q Non-GAAP EPS $17.2M +14.7% Q-Q Non-GAAP Net Income $46.6M EBITDA 11.9% of Revenue Cash Flow from Ops 20.2% of Revenue Strong Balance Sheet $392M/$58M Cash*/Debt $79.1M +4.5% Q-Q GAAP Gross Profit

Revenue Profile for Third Quarter 2025

Quarterly Performance Gross Profit ($ Millions) Revenue ($ Millions) 3Q revenue increased 7% sequentially and 12% year-over-year Growth driven by strong demand in Computing for AI-related server applications as well as data center and edge computing Automotive, Industrial and Consumer also increased sequentially Product mix (from computing and consumer) unfavorably weighed on gross margin in 3Q25 Future margin expansion will be driven by increasing contribution from higher-margin automotive and industrial end markets, new products as well as improved loading across manufacturing facilities.

Income Statement – Third Quarter 2025 ($ in millions, except EPS) 3Q24 2Q25 3Q25 Net sales 350.1 366.2 392.2 Gross profit (GAAP) 118.0 115.3 120.5 Gross profit margin % (GAAP) 33.7% 31.5% 30.7% Net income (GAAP) 13.7 46.1 14.3 Net income (non-GAAP) 20.1 15.0 17.2 Diluted EPS (non-GAAP) 0.43 0.32 0.37 Cash flow from operations 54.4 41.5 79.1 EBITDA (non-GAAP) 46.9 84.5 46.6

Balance Sheet ($ in millions) Dec 31, 2023 Dec 31, 2024 Sept 30, 2025 Cash* 329 322 392 Inventory 390 475 471 Current assets 1,187 1,224 1,274 Total assets 2,368 2,386 2,470 Total debt 62 52 58 Total liabilities 558 517 522 Total equity 1,810 1,869 1,947 * Cash and cash equivalents, restricted cash, and short-term investments

Revenue to be ~$380 million, +/- 3.0% representing 12 percent growth over the prior year period at the mid-point, which will be the fifth consecutive quarter of year-over-year growth GAAP gross margin of 31.0%, +/- 1% Non-GAAP operating expenses 27.0% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net interest income of ~$1.0 million Income tax rate to be 18.5%, +/- 3% Shares used to calculate diluted EPS are approximately 46.4 million Amortization of $4.8 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on November 6, 2025 Business Outlook - Fourth Quarter 2025

Investment Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20%+ operating profit Next Strategic Goal: $1B gross profit Tactics: Total system solutions sales approach and content expansion driving growth Focus on key accounts Increased focus on high-margin automotive, industrial, analog and discrete power solutions Investment for technology leadership in target products, fab processes, and advanced packaging Accelerate fab process and product qualifications

Reconciliation of Net Income to Adjusted Net Income (in thousands, except per share data) (unaudited) Note: Included in GAAP net income and non-GAAP adjusted net income was approximately $5.4 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have improved by $0.12 per share. For the three months ended September 30, 2025

GAAP to Non-GAAP Reconciliation Note: Included in GAAP net income and non-GAAP adjusted net income was approximately $5.9 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP diluted earnings per share would have improved by $0.13 per share. (in thousands, except per share data) (unaudited) For the three months ended September 30, 2024